Exhibit 10(b)

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

SETTLEMENT AGREEMENT

April 20, 2011

This Settlement Agreement dated April 20, 2011 and effective as of April 1, 2011 (“Agreement”) is by and between Essar Steel Algoma Inc. as successor to Algoma Steel Inc. (“Algoma”) and The Cleveland-Cliffs Iron Company (“CCIC”), Cliffs Mining Company (“CMC”) and Northshore Mining Company (“Northshore” and collectively with CCIC and CMC “Cliffs”).

RECITALS

WHEREAS, Algoma and Cliffs are parties to a Pellet Sale and Purchase Agreement entered into and dated January 31, 2002, as amended (“Sales Agreement”)1; and

WHEREAS, the parties have three outstanding litigations with case numbers 1:10CV2887 and 1:11CV0007 both in the United States District Court for the Northern District of Ohio, and Case No. 25343/10 in the Ontario Superior Court of Justice in Sault St. Marie, Ontario Canada (collectively “Litigation”), and all three litigations relate to a past arbitration with case number American Arbitration Association (“AAA”) Case No. 50154T0039510;

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, covenants and agreements set forth herein, the parties hereto agree as follows:

Section I. Litigation

I.A. AAA Case No. 50154T0039510 (“Arbitration”) and Complaint for Application to Vacate Arbitration Award Case No. 1:10CV2887 (“Complaint to Vacate”)

Algoma and Cliffs were parties to the Arbitration which arose out of a pricing dispute ****. The Arbitration panel rendered its decision on December 17, 2010 (“Arbitration Award”). A copy of the Arbitration Award is attached hereto as Exhibit A. The parties agree that Algoma shall dismiss its Complaint to Vacate, affirm its acceptance of the Arbitration Award, and the Arbitration Award is final, binding and enforceable without further court action or confirmation. The parties further agree that the dismissal of the Complaint to Vacate shall be with prejudice and the appropriate documents shall be filed in order to facilitate such dismissal. Each party shall bear its own costs of the Litigation including, but not limited to, its court costs, arbitration fees and costs, and attorneys’ fees. Each party shall bear its own costs resulting from the negotiations of this Agreement and any documents arising here from.

[1]	All capitalized terms not otherwise defined herein shall have the definitions assigned them the Sales Agreement.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

The parties hereto further acknowledge and agree that the waiver and release provided herein are in compromise and settlement of the Complaint to Vacate, and that no one may offer the terms of this Agreement as evidence in any legal or administrative proceeding as an admission of liability by any party hereto, or of the nature or extent of damages incurred by either party, or of the cause of any damages claimed by either party.

I.B. Complaint for Specific Performance and Injunctive Relief Case No. 1:11 CV0007 (“Injunction Complaint”)

On January 3, 2011 Algoma filed the Injunction Complaint. Cliffs filed its Answer and Counterclaims on January 28, 2011, and an Amended Answer and Counterclaims on April 6, 2011 (“Counterclaims”). The Injunction Complaint seeks, ****. The Counterclaims assert, among other things, ****.

The parties have settled their dispute and agree that ****. The parties agree that Algoma and Cliffs shall each respectively dismiss their Injunction Complaint and Counterclaims. Further the parties agree that the dismissals of the Injunction Complaint and the Counterclaims shall be with prejudice and the appropriate documents shall be filed in order to facilitate such dismissals. Each party shall bear its own costs of the Litigation including, but not limited to, its court costs, arbitration fees and costs, and attorneys’ fees. Each party shall bear its own costs resulting from the negotiations of this Agreement and any documents arising here from.

The parties hereto further acknowledge and agree that the waiver and release provided herein are in compromise and settlement of the Injunction Complaint and Counterclaims, and that no one may offer the terms of this Agreement as evidence in any legal or administrative proceeding as an admission of liability by any party hereto, or of the nature or extent of damages incurred by either party, or of the cause of any damages claimed by either party.

I.C. Canadian Enforcement Litigation Case No. 25343/10 (“Canadian Enforcement”)

Cliffs filed the Canadian Enforcement application in order to ensure enforcement of the Arbitration Award in Ontario Canada. Cliffs will abandon the application and the appropriate documents shall be filed in order to facilitate such abandonment. Each party shall bear its own costs of the Litigation including, but not limited to, its court costs, arbitration fees and costs, and attorneys’ fees. Each party shall bear its own costs resulting from the negotiations of this Agreement and any documents arising here from.

The parties hereto further acknowledge and agree that the waiver and release provided herein are in compromise and settlement of the Canadian Enforcement, and that no one may offer the terms of this Agreement as evidence in any legal or administrative proceeding as an admission of liability by any party hereto, or of the nature or extent of damages incurred by either party, or of the cause of any damages claimed by either party.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section II. 2011 Annual Requirements and 2011 Price Reopener

II.A. 2011 Annual Requirements Volume

For the year contract 2011, Cliffs shall supply to Algoma, and Algoma shall purchase from Cliffs, **** tons of Cliffs Pellets for use by Algoma in accordance with the terms of the Sales Agreement (“2011 Annual Requirements”). ****.

II.B. 2011 Annual Requirements Price

The price for all Cliffs Pellets associated with the 2011 Annual Requirements purchased by Algoma shall be at a price of **** per ton **** per iron unit and **** per iron unit) (“2011 Annual Requirements Price”). The foregoing prices shall be applicable to all f.o.b. delivery points specified in Section 8(c) of the Sales Agreement. ****.

II.C. 2011 Annual Requirements Shipments and Delivery

Per Section I.B. above, ****.

All 2011 Annual Requirements tons shall be delivered pursuant to Section 8 of the Sales Agreement. Notwithstanding the foregoing, in order to better facilitate the delivery of all Shortfall Tons and all 2011 Annual Requirements tons within the time allotted, Algoma shall provide to Cliffs an updated delivery schedule on or before the first calendar day of each month beginning with May 1, 2011. ****.

II.D. 2012 Annual Requirements

In conformance with the above statements, **** shall be at 2012 prices per the calculation set forth in the Sales Agreement as amended by previous amendments and the Arbitration Award. Unless the parties otherwise agree in writing, Algoma shall take delivery of all 2012 Annual Requirements on or before December 31, 2012.

II.E. Section 13 Price Reopener

****.

SECTION III. [INTENTIONALLY OMITTED]

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION IV. MISCELLANEOUS PROVISIONS

IV.A. Waiver of Claims and Dismissal of Litigation.

The parties hereto are currently engaged in the Litigation. In conjunction with this Agreement, the parties hereto mutually agree to waive and forever release one another (and their respective parents, subsidiaries, affiliates, directors, officers, employees, counsel, agents and insurers) from any and all claims asserted in the Litigation, including any and all claims arising out of the same events and facts as set forth in the Litigation and that could or should have been asserted in the Litigation. The parties further agree that upon execution of this Agreement, the Litigation shall be dismissed with prejudice, and the appropriate documents shall be filed in order to facilitate such dismissals. Each party shall bear its own costs of the Litigation including, but not limited to, its court costs, arbitration fees and costs, and attorneys’ fees. Each party shall bear its own costs resulting from the negotiations of this Agreement and any documents arising here from.

The parties hereto further acknowledge and agree that the waiver and release provided herein are in compromise and settlement of the Litigation, and that no one may offer the terms of this Agreement as evidence in any legal or administrative proceeding as an admission of liability by any party hereto, or of the nature or extent of damages incurred by either party, or of the cause of any damages claimed by either party.

IV.B. Reaffirmation; Nature of Amendments; Conflicting Provisions.

Each of Cliffs and Algoma consents to, ratifies and approves each of the foregoing Sections and Subsections. Except as herein expressly modified, amended or superseded, all of the terms, conditions and provisions of the Sales Agreement are hereby reaffirmed and agreed to and shall remain in full force and effect, and all changes, amendments and modifications effected by this Agreement shall automatically occur and be effective as of the effective date set forth above. To the extent of any conflict or inconsistency between this Agreement and any of the Sales Agreement, the terms of this Agreement shall control.

IV.B. Arbitration.

All disputes, claims, questions or disagreements arising out of or relating in any way to this Agreement or to the breach, termination, enforcement, interpretation or validity hereof, including the scope or applicability of this agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

•	the place of arbitration shall be Cleveland, Ohio;

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unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by the Cliffs, one to be appointed by Algoma, and the third to be selected by the two appointed arbitrators; provided, that none of the arbitrators shall be an employee, shareholder, officer, director or consultant of any of the Cliffs or Algoma.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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in connection with any arbitration under this Agreement, consistent with the expedited nature of arbitration, each party will, upon the written request of the other parties, promptly provide the other parties with copies of documents on which the producing party may rely or otherwise that may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;

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in connection with any arbitration under this Agreement, (i) before making their determination in any matter, the arbitrators must request from each of the parties a complete statement of its proposed resolution of such matter, and the arbitrators shall select between the two proposed resolutions, without making any alteration to either of them (or if either party does not submit a proposed resolution, or submits one that is materially incomplete, shall select the proposed resolution of the other party), (ii) the arbitrators shall be limited to awarding only one or the other proposed resolution and (iii) at the request of either party, the arbitrators shall provide the reasons for selecting one party’s proposed resolution over the other;

•

the arbitrators shall have no authority to alter, amend or modify any of the terms of this Agreement, nor may the arbitrators enter any award that alters, amends or modifies the terms of this Agreement in any form or manner;

•

the award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, that this time limit may be extended by written agreement by all parties, if necessary; and

•	the costs of the arbitrators shall be borne entirely by the party that does not prevail in the arbitration.

The judgment by the arbitrators shall be final and binding on the parties hereto, and there shall be no appeal of any kind, whether on questions of law, fact, or mixed facts and law, or otherwise. Judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any State thereof, or any Canadian courts, or any court of competent jurisdiction.

IV.C. Notices.

All notices and other communications authorized or required to be given hereunder or under the Sales Agreement shall be given in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one business day after having been dispatched by a recognized overnight delivery service, (c) five business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, (d) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (e) when dispatched by electronic mail (with confirmation of receipt), in each case addressed as follows:

If to any Cliffs party:

c/o Cliffs Natural Resources Inc.

1100 Superior Avenue – 15th Floor

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cleveland, Ohio 44114-2589

Attention: Senior Vice President, Global Iron Ore & Metallic Sales

Facsimile No.: (216) 694-5534

Electronic Mail: Terrence.Mee@cliffsnr.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

Cliffs Natural Resources Inc.

200 Public Square, Suite 3300

Cleveland, Ohio 44114

Attention: General Counsel – Global Operations

Facsimile No.: (216) 694-6509

Electronic Mail: James.Graham@cliffsnr.com

If to Algoma:

Essar Steel Algoma Inc.

105 West Street,

Sault Ste. Marie, Ontario, Canada, P6A 7B4

Attention: General Manager Corporate Logistics, Purchasing and Stores

Facsimile No.: 705-945-3112

Electronic Mail: Edward.Bumbacco@essar.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

Essar Steel Algoma Inc.

105 West Street,

Sault Ste. Marie, Ontario, Canada, P6A 7B4

Attention: Vice President – Legal

Facsimile No.: 705-945-2203

Electronic Mail: Victoria.Chiappetta@essar.com

Any party may change the contact information to which notices or other communications to it shall be sent by giving to the other parties written notice of such change in accordance with this Section.

IV.D. Termination.

This Agreement may be terminated only by the mutual written agreement of Algoma, on the one hand, and Cliffs, on the other hand.

IV.E. Governing Law.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, including Article 2 of the Uniform Commercial Code as adopted in Ohio, without regard to

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

the conflicts of law principles thereof, and excluding any application of the 1980 United Nations Convention on the International Sale of Goods to this Agreement or the Sales Agreement.

IV.F. Expenses.

The parties to this Agreement shall bear their respective expenses, costs and fees (including attorneys’ fees) in connection with the transactions contemplated by this Agreement, including the preparation, execution and delivery of this Agreement and compliance herewith.

IV.G. Confidentiality.

The parties hereto acknowledge that this Agreement contains certain volume, pricing and term provisions that are confidential, proprietary or of a sensitive commercial nature and that would put the parties at a competitive disadvantage if disclosed to the public (“Confidential Information”). The parties further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement or the legal advisor of a party not a party to this Agreement, except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section. If any party hereto or any of their respective affiliates is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information, such party will promptly notify the other parties prior to disclosure to permit such other parties to seek a protective order or take such other appropriate action to preserve the confidentiality of such Confidential Information.

If any party or an affiliate of any party determines to file this Agreement with the United States Securities and Exchange Commission (“Commission”) or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other parties designate. Each party will allow the other parties to participate in seeking to obtain such confidential treatment for Confidential Information. In the event that the Commission approves the treatment of portions of this Agreement as confidential, Cliffs and Algoma shall collaborate in creating the version of this Agreement to be filed with the Commission.

None of the parties hereto or their respective affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior consent of an officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party’s intent to make such disclosure, announcement or issue such press

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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release, and the parties hereto or their affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued. Notwithstanding the foregoing provisions of this Section, Algoma acknowledges that Cliffs will be entitled to include, in any publicly-released, forward-looking sales projections, Cliffs’ projections of sales to Algoma, limited to not more than the next fiscal year.

IV.H. Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word “including” and any variation thereof shall mean “including, without limitation,” or the appropriate version thereof. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated. The words “hereof,” “herein” or “hereby” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

IV.I. Entire Agreement.

This Agreement (including the recitals, footnotes and exhibits) and the Sales Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect to the subject matter hereof and thereof as of the effective date of this Agreement.

IV.J. Amendment; Waiver.

This Agreement may not be modified or amended except by an instrument in writing executed by all of the parties hereto. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

IV.K. Severability.

Any provision of this Agreement prohibited by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective, without modifying the remaining provisions of this Agreement. Where, however, the conflicting provisions of any such law may be waived, they are hereby waived by the parties hereto to the full extent permitted by law. Additionally, if any provision of this Agreement is determined by a court or arbitrator to be prohibited by any applicable law of any jurisdiction, the parties hereby agree to negotiate in good faith to modify such provision to the minimum extent necessary to cause such provision to be lawful in such jurisdiction.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IV.L. Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the respective parties hereto in all respects as if they were mentioned throughout by words of proper designation.

[Signature page follows this page.]

ESSAR STEEL ALGOMA INC.	THE CLEVELAND-CLIFFS IRON COMPANY

/s/ Kalyam Ghosh	/s/ Marc T. Mallett
Name: KALYAM GHOSH	Name: MARC T. MALLETT
Title: Chief Commercial Officer	Title: Vice President Supply Chain Management

ESSAR STEEL ALGOMA INC.	CLIFFS MINING COMPANY

/s/ Victoria R. Chiappetta	/s/ Donald J. Gallagher
Name: VICTORIA R. CHIAPPETTA	Name: DONALD J. GALLAGHER
Title: Vice President Legal and General Counsel	Title: President

ESSAR STEEL ALGOMA INC.	NORTHSHORE MINING COMPANY

/s/ Edward Bumbacco	/s/ William R. Calfee
Name: EDWARD BUMBACCO	Name: WILLAIM R. CALFEE
Title: General Manager Corporate Logistics, Purchasing and Stores	Title: Executive Vice President - Commercial